                                                                   Exhibit 99b

WEDNESDAY JANUARY 14, 5:15 PM EASTERN TIME

COMPANY PRESS RELEASE

TECHNICAL COMMUNICATIONS CORPORATION

CONCORD, Mass.--(BUSINESS WIRE)--Jan. 14, 1998--Technical Communications Corporation (TCCO) announced that Graham Briggs, Vice-President-Finance, has been terminated effective immediately. Mr. Herbert Lerner, the Company's Treasurer, will serve as Chief Financial Officer until Mr. Brigg's successor is named.

CONTACT:

     Technical Communications Corporation
     Janet LeClair, 978/287-5100